Administrative expenses	3 Months Ended
Mar. 31, 2026
Administrative expenses.
Administrative expenses

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (CONTINUED)

7.Administrative expenses

	Three months ended
	March 31,	March 31,
	2026	2025(a)
	$'m	$'m

Staff costs(b)	73.7	39.8
Net loss allowance on trade receivables	4.0	0.3
Professional fees	13.7	9.4
Facilities, short-term rental and upkeep	7.7	7.2
Travel costs	2.5	2.3
Depreciation	1.4	2.4
Amortization	0.2	0.2
Net gain on disposal of property, plant and equipment and right-of-use assets	(1.5)	(1.0)
Business combination costs	9.2	0.9
Net impairment loss/(reversal) of withholding tax receivables(c)	5.5	(12.4)
Other	4.3	3.6
	120.7	52.7

(a)	The result for the period ended March 31, 2025 has been re-presented to reflect that the result of the Latam segment is now reported as a discontinued operation. See note 20.1 for more information.
(b)	Includes amounts related to key management personnel (excluding Non-Executive directors) and share-based payment expense. The amount for the period ended March 31, 2026 includes accelerated charges of $15.6 million for share-based payment expenses and $17.5 million for long-term employee benefits that result from changes in expected vesting periods and estimated amounts expected to be settled following the February 2026 announcement by the Group that it had entered into a merger agreement to be acquired by MTN Group Limited.
(c)	Withholding tax receivables are assessed for recoverability based on a five year cash flow projection and an analysis of the utilization of withholding tax balances in settlement of future income tax liabilities. See note 13 for more information.